SunAmerica Money Market Fund

Supplement to the Prospectus dated May 1, 1998



On August 19, 1998, SunAmerica Inc. ("SunAmerica") entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merge with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of SunAmerica Money Market Fund (the "Fund") will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Fund. As a result of the merger, Fund shareholders of record as of October 30, 1998 are being asked to approve a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger, as well as certain other matters. The new agreement will be identical to the current agreement in all respects except for its effective date and termination date and will have no effect on the fees or expenses payable by the Fund or its shareholders. The merger transaction is expected to be consummated in late 1998 or early 1999.






Dated: November 3, 1998